Semiannual Report

New America
Growth
Fund

June 30, 2001

 T. Rowe Price


Report Highlights

New America Growth Fund

o    Growth stocks were mostly lower during a volatile first half of 2001.

o The New America Growth Fund posted losses during this difficult period, but our focus on companies with recurring revenues helped the fund outperform its peer group.

o Many of the fund's technology holdings were hit hard, but consumer and business services stocks were stronger.

o We believe that our focus on companies with good business models and strong recurring revenues will serve us well over the long term.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

The last several months have tested the courage of growth investors. With intraday swings of 2% almost the norm-and 5%-plus swings not uncommon-the markets were not for the faint of heart. Unfortunately, the primary direction of the volatility was downward during the first half of 2001, as bleak earnings forecasts and declines in capital spending spread throughout the economy. As shown in the table below, the large-cap S&P 500 Stock Index fell, but the technology-dominated Nasdaq Composite Index fared even worse, dropping 12.53% for the six months and 45.51% for the year.

Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/01                             6 Months            12 Months

New America Growth Fund                             -6.57%              -15.19%

S&P 500 Stock Index                                  -6.70               -14.83

Lipper Multi-Cap Growth
Funds Average                                       -16.13               -31.72

     As an aggressive growth fund, New America Growth could not avoid all the pitfalls in this environment. Your fund fell 6.57% for the six months ended June 30 and 15.19% for the 12 months, roughly in line with the S&P 500 Stock Index for both periods. As we have noted often in our reports, we prefer companies that have recurring revenues and do not have to resell their products every day. This focus allowed us to significantly outperform our average competitor fund as measured by the Lipper Multi-Cap Growth Funds Average, our new peer-group benchmark that replaces the Lipper Growth Funds Average. Since its inception, your fund has invested in both large- and mid-cap stocks, and the new Lipper benchmark reflects our strategy more accurately.


MARKET ENVIRONMENT

     The U.S. economy weakened dramatically as 2000 ended, prompting aggressive action by the Federal Reserve. The Fed cut short-term interest rates six times during the last six months, lowering the federal funds target rate-a benchmark for various lending rates-from 6.50% to 3.75%. The economy remained stubbornly sluggish throughout the period, however. GDP grew at just over a 1% annual rate, unemployment rose, and productivity fell.

     We are in the midst of a major inventory correction in technology that is having repercussions for many companies and industries. The tech sector grew at unsustainable rates for several quarters, first because of Y2K expectations and then because of the reckless funding of both new and established companies. While growth investors benefited greatly during this period, many companies ran their businesses as though this level of growth would continue indefinitely. However, many proved to have unprofitable business models and eventually folded when funding became unavailable. Not only is this source of growth now gone from the market, but the large incumbents now do not feel the urgency to spend as aggressively to fend off new entrants. Billions of dollars of inventory have accumulated at many companies. The magnitude of this problem exceeded our expectations.


     Slowdown widened to rest of the economy

     In time, weakness in the telecommunications and technology industries spread into the general economy. Companies cut back on capital spending in response to lower profits and to adjust for excess inventory and weak demand. Weak global growth and a strong U.S. dollar compounded the problem, creating trouble for the manufacturing sector, which exports 30% of output. Consumer spending remained surprisingly resilient despite a rise in unemployment and the "negative wealth effect"-the reduction in wealth due to the stock market decline. Housing and auto sales remained relatively strong, and it could be argued that consumers have so far kept the economy from falling into a full-fledged recession.

Growth vs. Value
--------------------------------------------------------------------------------
                                                   Second                First
2001 Performance                                   Quarter                 Half

Russell 1000 Growth Index                             8.42%             -14.24%

Russell 1000 Value Index                              4.88                -1.26

     Given this backdrop, it's not surprising that stock performance was poor over the past six months, despite some short-lived rallies. Large-cap growth stocks, especially technology-related issues, were hardest hit, as companies warned repeatedly that earnings would not meet expectations. For the first six months of the year value outperformed growth, as the Russell 1000 Growth Index fell 14% versus a 1% decline for the Russell 1000 Value Index, as shown in the table on the previous page. After a very difficult first quarter, when the growth index was down more than 20%, the second quarter was quite a bit stronger with growth stocks rising more than 8%. Overall, smaller was better during the first half of the year as small-caps outperformed mid-caps, which in turn outperformed large-caps.


PORTFOLIO REVIEW

     The broadening of the market was reflected in fund results, as our top contributors came from several sectors. Overall, consumer services companies, including Family Dollar Stores and Apollo Group, led performance during the first half of the year. Family Dollar Stores is a discount-store operator that sells both consumables and apparel targeted at middle- to lower-income families, while Apollo Group is a leading degree-granting university that caters to working adults. Buoying Apollo is a fast-growing and profitable online business that has accelerated both the company's top and bottom lines.

     The business services sector was our next-best contributor, with three computer services companies in the top 10. First Data is the largest credit card processor in the world and owns Western Union. The stock rose as earnings growth accelerated at Western Union and margins expanded in many of its other businesses. Affiliated Computer Services is an outsourcing company that has expanded its service offerings to business process outsourcing. Affiliated has been one of the most consistent companies in the portfolio, growing at least 20% each quarter since its initial public offering in 1994. SunGard Data Systems provides software and systems for domestic and global financial institutions. In a very competitive environment, large multinational financial firms are using technology to offer new products and cut costs. SunGard is the leading vendor selling into this market.

     The fund's top contributor during the first half of the year was Microsoft, which bucked the negative technology trend. A favorable antitrust ruling along with anticipation of its next generation software (XP) and new game console (X-Box) helped the stock appreciate nearly 70% year-to-date. Two other tech stocks, AOL Time Warner and Jabil Circuit, also made the top 10. AOL Time Warner is the marriage of an Internet company with a cable and media giant. It outperformed other online media stocks because it is not overly dependent on online advertising. Jabil Circuit is a contract manufacturer that is benefiting from the growing outsourcing trend.

     Finally, two media stocks, AT&T Liberty Media and Clear Channel Communications, were solid contributors. AT&T Liberty Media is a portfolio of companies involved with cable, interactive TV, and the Internet. Many of these sectors came back into favor during the second quarter and allowed Liberty to regain some of the ground it lost the prior year. Clear Channel is a leading out-of-home advertising company, with ownership of more than 1,100 radio stations in the U.S. and more than 750,000 advertising displays throughout the world. Although the current environment is difficult, many investors now see the light at the end of the tunnel for the radio industry as it returns to steadier growth.


     Tech stocks led detractors

     Although we had some success in technology, the sector was also filled with torpedoes. The primary shell that hit the fund was Exodus Communications, a leader in hosting corporate Web sites. We were excited about the company's prospects because it appeared that the Web hosting market would become quite large. We also liked Exodus's recurring revenue model, as it charged corporations a monthly fee for space and bandwidth. While conceptually this made a lot of sense, much of the company's business was generated from less-than-stable dot-coms. We are guardedly optimistic that Exodus will make it through these troubling times, but readily admit that there is further risk.

     Other technology stocks that detracted from performance were concentrated primarily in telecommunications equipment. We were underweight in this sector, but the depth of the slowdown caused many stocks to fall as much as 80% from their highs. JDS Uniphase, Cisco Systems, and Juniper Networks fall into this camp. Much of the growth from these companies had come from emerging carriers that now had no funding, and as a result, these equipment companies are mired in a massive inventory correction. We are maintaining our underweighted position and concentrating on those companies that will likely be long-term leaders of the next-generation networks. Macromedia, our second-largest detractor from performance, was also a casualty of the dot-com implosion. In hindsight, it appears that more business was coming from new entrants than we initially thought, and we eliminated our position in this stock.

     Technology stocks may have borne the brunt of the bad news, but the impact was felt in other sectors as well. Waddell & Reed Financial, an investment management company that sells its products primarily to middle-income Americans, felt the impact through lower asset values as the technology turmoil took the entire market lower. Crown Castle, a leading wireless infrastructure company, was affected by muted capital spending in the wireless arena.

Sector Diversification
--------------------------------------------------------------------------------
                          6/30/00          12/31/00           6/30/01

Financial Services            8.6%             12.4%             11.9%

Consumer Services            14.3              14.7              12.4

Business Services            22.5              20.8              17.9

Health Care                   7.0               9.3              11.9

Technology                   20.0              21.9              20.2

Media Services               22.1              16.7              18.6

Reserves                      5.5               4.2               7.1

Total                         100%              100%              100%

     Changes in the fund's sector weightings primarily reflected the performance of the various sectors. However, we intentionally decreased the weighting in consumer services, particularly retail. Even though the stocks have performed well, we were concerned about whether consumer spending could remain strong. Consumers have been extremely resilient in a very difficult economic environment, but in spite of a coming tax rebate and interest rate cuts, layoffs have been mounting and the declining stock market has affected consumers' wealth. As a result, we thought it prudent to take some money off the table in the consumer area. We focused our trimming on companies exposed to apparel, such as Family Dollar and TJX. The majority of the proceeds went into the health care sector, primarily large-cap pharmaceuticals and some services companies. Health care is relatively non-cyclical, and, in our opinion, an attractive place to invest today.


     Health care stocks headed new purchases

     The largest health care addition was American Home Products, a diversified pharmaceutical company whose products primarily serve the women's health, central nervous system, and hematology markets. We like the company's current stable of products as well as its future pipeline. We also purchased Amgen, the sales leader in biotechnology. Amgen has two franchise products that each bring in more than $1 billion a year and a strong pipeline that is expected to produce several new products over the next 12 to 18 months. We also bought Laboratory Corporation of America (LabCorp), one of two national independent laboratory companies in the United States. Through a network of over 1,200 service sites, LabCorp conducts more than 4,000 different laboratory tests used by physicians, hospitals, and patients. Part of the excitement is the company's potential for genomics testing. For example, LabCorp was the first to introduce HIV viral load testing.


     Not all new purchases were health care companies. We added the nation's fourth-largest cable operator, Charter Communications, which has generated the fastest subscriber and cash flow growth in the industry. Cable TV is a relatively noncyclical business that will likely withstand a consumer slowdown quite well. We are also moving toward the end of a large capital spending cycle in which the country's cable infrastructure was upgraded for high-speed data and digital cable. Once this ends, there is a strong likelihood that the industry will begin to generate significant free cash flow. DST Systems, the country's largest independent processor of mutual fund accounts, is also somewhat insulated from an economic slowdown. Unlike most participants in the mutual fund industry, DST Systems does not get paid based on assets, but rather on number of accounts. Historically, DST has come through market downturns quite well.

     We are also moving toward the end of a large capital spending cycle in which the country's cable infrastructure was upgraded for high-speed data and digital cable.


OUTLOOK

     A number of crosscurrents make any near-term market forecast very suspect. On the plus side are the Fed's six rate cuts that should be working their way through the economy. Additionally, consumers will soon be getting tax rebate checks that could help stimulate growth. At the same time, we are still in a major inventory correction in almost the entire technology sector, unemployment appears on the rise, capital spending is slowing materially after years of above-average growth, and companies are missing earnings forecasts at a record pace. That said, we believe the intermediate- to long-term prospects for certain segments of the market are positive. Valuations have corrected significantly, and the Fed's actions have set the wheels in motion for increased investment.

     Although there will still be bumps along the way, we believe that we are now closer to the bottom than the top. We continue to look for attractive growth opportunities at reasonable valuations-something that was very difficult to do in 1999 and early 2000 when valuations were stratospheric. We know we must tread carefully in certain sectors, but we believe that our discipline of focusing on companies with good business models and strong recurring revenues will serve us well over the long term. While it hasn't been fun for anyone to watch the market fall seemingly day after day, we are encouraged by the fact that we were able to pick up a lot of ground on our Lipper benchmark during the turmoil and managed to exceed it in a strong second quarter. We are not running a sprint but a marathon, and we believe our portfolio has an excellent chance of maintaining a solid pace over the long term.

     Respectfully submitted,

     Marc L. Baylin
     Chairman of the fund's Investment Advisory Committee

     July 26, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------
Portfolio Highlights

  TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                              6/30/01
  ------------------------------------------------------------------------------
  Waddell & Reed Financial                                        2.9%

  AT&T Liberty Media                                              2.9

  First Data                                                      2.8

  Freddie Mac                                                     2.7

  Affiliated Computer Services                                    2.5
  ------------------------------------------------------------------------------

  Concord EFS                                                     2.4

  Clear Channel Communications                                    2.3

  Viacom                                                          2.3

  Western Wireless                                                2.2

  Apollo Group                                                    2.2
  ------------------------------------------------------------------------------

  TMP Worldwide                                                   2.0

  AOL Time Warner                                                 1.9

  Family Dollar Stores                                            1.8

  Microsoft                                                       1.8

  Pfizer                                                          1.8
  ------------------------------------------------------------------------------

  Comcast                                                         1.8

  Home Depot                                                      1.7

  Crown Castle                                                    1.7

  Target                                                          1.7

  Flextronics                                                     1.6
  ------------------------------------------------------------------------------

  SunGard Data Systems                                            1.6

  Morgan Stanley Dean Witter                                      1.5

  Jabil Circuit                                                   1.5

  Outback Steakhouse                                              1.4

  GE                                                              1.3
  ------------------------------------------------------------------------------

  Total                                                          50.3%



Note: Table excludes reserves.


T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

  CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

  6 Months Ended 6/30/01

  Ten Best Contributors
  ------------------------------------------------------------------------------

  Microsoft                                                        27(cents)

  AT&T Liberty Media                                               22

  Clear Channel Communications                                     21

  AOL Time Warner                                                  21

  Family Dollar Stores                                             19

  First Data                                                       19

  Apollo Group                                                     18

  Affiliated Computer Services                                     17

  Jabil Circuit                                                    15

  SunGard Data Systems                                             14

  Total                                                           193(cents)


  Ten Worst Contributors
  ------------------------------------------------------------------------------

  Exodus Communications                                           -76(cents)

  Macromedia **                                                   -46

  JDS Uniphase                                                    -41

  Cisco Systems                                                   -32

  Waddell & Reed Financial                                        -24

  Schlumberger                                                    -20

  Vodafone                                                        -19

  Crown Castle                                                    -19

  Juniper Networks                                                -18

  Waters Corporation                                              -17

  Total                                                           -312(cents)
  ------------------------------------------------------------------------------

  12 Months Ended 6/30/01


  Ten Best Contributors
  ------------------------------------------------------------------------------

  Affiliated Computer Services                                     84(cents)

  Concord EFS                                                      63

  Freddie Mac                                                      62

  Apollo Group                                                     55

  SunGard Data Systems                                             45

  Omnicare                                                         41

  Avis Group **                                                    35

  First Data                                                       29

  Family Dollar Stores                                             28

  TJX                                                              26

  Total                                                           468(cents)


  Ten Worst Contributors
  ------------------------------------------------------------------------------

  Exodus Communications *                                         -123(cents)

  Macromedia **                                                   -71

  JDS Uniphase                                                    -64

  Cisco Systems                                                   -62

  Nextel Communications                                           -58

  WorldCom - WorldCom Group **                                    -55

  Circuit City Stores **                                          -45

  Clear Channel Communications *                                  -42

  AT&T Liberty Media                                              -42

  Dell Computer **                                                -33

  Total                                                           -595(cents)


  *      Position added
 **      Position eliminated


T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     NEW AMERICA GROWTH FUND
     ---------------------------------------------------------------------------
                               Index#1            lipper         Fund-Line

     6/30/91                    10,000            10,000            10,000
     6/92                       11,341            11,324            11,500
     6/93                       12,887            13,809            14,547
     6/94                       13,068            13,629            14,858
     6/95                       16,475            17,303            18,278
     6/96                       20,759            21,997            25,243
     6/97                       27,962            25,045            28,714
     6/98                       36,396            31,176            37,564
     6/99                       44,679            38,287            41,897
     6/00                       47,916            57,371            41,971
     6/01                       40,810            38,780            35,595


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods Ended 6/30/01     1 Year      3 Years      5 Years       10 Years

     New America Growth Fund   -15.19%      -1.78%         7.11%         13.54%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

              6 Months        Year
                 Ended       Ended
               6/30/01    12/31/00   12/31/99   12/31/98   12/31/97   12/31/96

NET ASSET
VALUE
Beginning
of period         35.77      48.06      47.79      44.19      38.37      34.91

Investment
activities

  Net investment
  income (loss)   (0.07)     (0.14)     (0.20)     (0.21)     (0.13)     (0.13)

  Net realized
  and unrealized
  gain (loss)     (2.28)     (4.63)      5.87       7.65       8.15       7.08

  Total from
  investment
  activities      (2.35)     (4.77)      5.67       7.44       8.02       6.95

Distributions

  Net realized
  gain             --        (7.52)     (5.40)     (3.84)     (2.20)     (3.49)

NET ASSET VALUE
End of period    $ 33.42   $ 35.77    $ 48.06    $ 47.79    $ 44.19    $ 38.37

Ratios/Supplemental Data

Total
return(diamond)   (6.57)%   (10.53)%    12.76%     17.89%     21.10%     20.01%

Ratio of total
expenses to
average net
assets              1.00%!     0.93%     0.94%      0.95%      0.96%      1.01%

Ratio of net investment

income (loss)
to average
net assets        (0.40)%!   (0.33)%   (0.43)%    (0.49)%    (0.34)%    (0.39)%

Portfolio
turnover rate       60.6%!     81.4%     39.7%      45.6%      43.2%      36.7%

Net assets,
end of period
(in millions)     $ 1,354    $ 1,519   $ 2,064    $ 2,064    $ 1,758    $ 1,440

(diamond)       Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!               Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------
Unaudited

June 30, 2001

Statement of Net Assets                           Shares            Value
--------------------------------------------------------------------------------
                                                        In thousands

Common Stocks  92.9%

FINANCIAL  11.6%

Insurance  0.6%
  Marsh & McLennan                                  77,500                7,828

                                                                          7,828

  Investment Services                                                      6.2%

  Charles Schwab                                   290,000                4,437

  Citigroup                                        190,000               10,040

  Goldman Sachs                                    112,500                9,653

  Morgan Stanley Dean Witter                       315,000               20,232

  Waddell & Reed Financial (Class A)             1,250,000               39,687

                                                                         84,049

  Other Financial Services                                                 4.8%

  Freddie Mac                                      515,000               36,050

  GE                                               375,000               18,281

  Providian Financial                              180,000               10,656

                                                                         64,987

  Total Financial                                                       156,864


  CONSUMER SERVICES  12.4%


  Retailing/General Merchandisers  6.2%

  Costco Wholesale *                               445,000               18,281

  Family Dollar Stores                             975,000               24,989

  Safeway *                                        375,000               18,000

  Target                                           655,000               22,663

                                                                         83,933

  Personal Services  2.2%

  Apollo Group (Class A) *                         700,000               29,715

                                                                         29,715

  Restaurants  1.4%

  Outback Steakhouse *                             675,000               19,440

                                                                         19,440


  Retailing/Specialty Merchandisers  2.6%

  Home Depot                                       500,000               23,275

  TJX                                              385,000               12,270

                                                                         35,545

  Total Consumer Services                                               168,633


  BUSINESS SERVICES  17.6%

  Computer Services  10.3%

  Affiliated Computer Services (Class A) *         475,000               34,157

  Concord EFS *                                    615,000               31,986

  DST Systems *                                    150,000                7,905

  First Data                                       600,000               38,550

  Paychex                                          140,000                5,600

  SunGard Data Systems *                           700,000               21,007

                                                                        139,205


  Energy Services  2.9%

  Diamond Offshore Drilling                        150,000                4,958

  Schlumberger                                     300,000               15,795

  Smith *                                          200,000               11,980

  Tidewater                                        175,000                6,597

                                                                         39,330


  Marketing Services  1.4%

  Catalina Marketing *                             524,200               15,993

  IMS Health                                       125,000                3,565

                                                                         19,558


  Other Business Services  3.0%

  Robert Half *                                    230,000                5,725

  TMP Worldwide *                                  445,000               26,700

  Viad                                             300,000                7,920

                                                                         40,345

  Total Business Services                                               238,438


  HEALTH CARE  11.9%


  Health Care Services  3.3%

  Laboratory Corporation of America *              195,000               14,995

  Omnicare                                         791,600               15,990

  Wellpoint Health Networks *                      140,000               13,194

                                                                         44,179


  Health Care Products/Devices  0.4%

  Waters Corporation *                             180,000                4,970

                                                                          4,970


  Pharmaceuticals & Biotechnology  8.2%

  Abgenix *                                        230,000               10,350

  Allergan                                          40,000                3,420

  American Home Products                           205,000               11,980

  Amgen *                                          150,000                9,102

  Cephalon *                                        80,000                5,640

  Eli Lilly                                         75,000                5,550

  Genentech *                                      145,000                7,990

  King Pharmaceuticals *                           115,000                6,181

  MedImmune *                                      300,000               14,160

  Pfizer                                           605,000               24,230

  Pharmacia                                        285,000               13,096

                                                                        111,699

  Total Health Care                                                     160,848


  MEDIA SERVICES  18.6%

  Broadcasting  6.9%

  Charter Communications (Class A) *               375,000                8,756

  Clear Channel Communications *                   490,000               30,723

  Comcast (Class A Special) *                      550,000               23,870

  Viacom (Class B) *                               592,000               30,636

                                                                         93,985


  Telecom Services  5.2%

  Allegiance Telecom *                           1,025,000               15,365

  Nextel Communications *                          650,000               11,375

  Vodafone ADR                                     615,000               13,745

  Western Wireless *                               700,000               30,100

                                                                         70,585


  Other Media Services  6.5%

  AOL Time Warner *                                480,000               25,440

  AT&T Liberty Media (Class A) *                 2,250,000               39,353

  Crown Castle *                                 1,400,000               22,960

                                                                         87,753

  Total Media Services                                                  252,323



  TECHNOLOGY  19.3%

  Software & Service                                                        6.3%

  Electronic Arts *                                155,000                8,975

  Internet Security Systems *                      114,700                5,570

  Mercury Interactive *                            100,000                5,990

  Microsoft *                                      340,000               24,820

  Oracle *                                         315,000                5,985

  Peregrine Systems *                              550,000               15,950

  Siebel Systems *                                 170,000                7,973

  VERITAS Software *                               155,000               10,312

                                                                         85,575


  Semiconductors  5.0%

  Agere Systems *                                1,050,000                7,875

  Analog Devices *                                 420,000               18,165

  Applied Materials *                              280,000               13,748

  Maxim Integrated Products *                      130,000                5,747

  Newport                                           85,000                2,253

  QUALCOMM *                                        70,000                4,094

  Texas Instruments                                175,000                5,512

  Xilinx *                                         255,000               10,516

                                                                         67,910


  E-Commerce  1.6%

  Exodus Communications *                        2,350,000                4,841

  VeriSign *                                       275,000               16,503

                                                                         21,344


  Communication Equipment  2.7%

  Cisco Systems *                                  875,000               15,925

  JDS Uniphase *                                   715,000                8,937

  Juniper Networks *                               105,000                3,266

  Nokia ADR                                        190,000                4,188

  ONI Systems *                                    145,000                4,045

                                                                         36,361


  Computers & Hardware  3.7%

  EMC *                                            265,000                7,698

  Flextronics *                                    845,000               22,063

  Jabil Circuit *                                  650,000               20,059

                                                                         49,820

  Total Technology                                 261,010

  Total Miscellaneous Common Stocks                    1.5%              20,719

  Total Common Stocks (Cost                $       985,193)           1,258,835



  Short-Term Investments  6.9%

  Money Market Funds  6.9%

  T. Rowe Price Reserve
  Investment Fund, 4.34%#                       92,741,052               92,741

  Total Short-Term
  Investments (Cost $92,741)                                             92,741


T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------
                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands

  Total Investments in Securities

  99.8% of Net Assets (Cost $1,077,934)                               1,351,576

  Other Assets Less Liabilities                                           2,782



  NET ASSETS                                                          1,354,358



  Net Assets Consist of:

  Accumulated net
  investment income -
  net of distributions                                                   (2,807)

  Accumulated net
  realized gain/loss -
  net of distributions                                                     (671)

  Net unrealized gain (loss)                                            273,642

  Paid-in-capital applicable to
  40,531,405 shares of no par
  value capital stock outstanding;
  unlimited shares authorized                                        1,084,194


  NET ASSETS                                                         1,354,358

  NET ASSET VALUE PER SHARE                                              33.42

  #                                                        Seven-day yield
         *        Non-income producing
         ADR      American Depository Receipt

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

x                                                            6 Months
x                                                               Ended
x                                                             6/30/01

Investment Income (Loss)
Income
  Interest                                                      2,174

  Dividend                                                      1,973

  Total income                                                  4,147

Expenses

  Investment management                                         4,669

  Shareholder servicing                                         2,135

  Custody and accounting                                           67

  Prospectus and shareholder reports                               57

  Registration                                                     17

  Legal and audit                                                   6

  Trustees                                                          6

  Total expenses                                                6,957

  Expenses paid indirectly                                         (3)

  Net expenses                                                  6,954

Net investment income (loss)                                   (2,807)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                        (24,462)

Change in net unrealized gain or loss on securities           (72,260)

Net realized and unrealized gain (loss)                       (96,722)


INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS                                        (99,529)


The accompanying notes are an integral part of these financial statements.


T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/01             12/31/00

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                      (2,807)              (5,890)

  Net realized gain (loss)                         (24,462)             211,881

  Change in net unrealized gain or loss            (72,260)            (401,065)

  Increase (decrease) in net
  assets from operations                           (99,529)            (195,074)

Distributions to shareholders

  Net realized gain                                   -                (275,972)

Capital share transactions *

  Shares sold                                       94,945              279,986

  Distributions reinvested                            -                 267,337

  Shares redeemed                                 (159,856)            (620,989)

  Increase (decrease) in net assets from capital

  share transactions                               (64,911)             (73,666)


Net Assets

Increase (decrease) during period                 (164,440)            (544,712)

Beginning of period                              1,518,798            2,063,510

End of period                                    1,354,358            1,518,798

*Share information

  Shares sold                                        2,774                6,074

  Distributions reinvested                            -                   7,184

  Shares redeemed                                   (4,705)             (13,733)

  Increase (decrease) in shares outstanding         (1,931)                (475)


The accompanying notes are an integral part of these financial statements.


T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 2001


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTINGPOLICIES

     T. Rowe Price New America Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1985. The fund seeks to achieve long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     OtherIncome and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
     securities, aggregated $405,416,000 and $504,024,000, respectively, for the six months ended June 30, 2001.


NOTE 3 - FEDERALINCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,077,934,000. Net unrealized gain aggregated $273,642,000 at period-end, of which $432,247,000 related to appreciated investments and $158,605,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $750,000 was payable at June 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,868,000 for the six months ended June 30, 2001, of which $343,000 was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $2,174,000 and are reflected as interest income in the accompanying Statement of Operations.


For fund and account information
or to conduct transactions,
24 hours, 7 days a
week By touch-tone telephone
Tele*Access(registered trademark)  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
 plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

T. Rowe Price, Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.      F60-051  6/30/01